Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OrderPro Logistics, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
L. Windorski, Chief Executive Officer of the Company and I, Patricia L. Green, Chief Financial Officer, certify pursuant to 18 U.S.C. ss.1350 as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 21st day of August2003.

/s/ Richard L. Windorski
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Richard L. Windorski
Chief Executive Officer


/s/ Patricia L. Green
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Patricia L. Green
Chief Financial Officer